________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2003
--------------------------------------------------------------------------------


                                ZALE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       001-04129                 75-0675400
--------------------------------------------------------------------------------
(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)            Identification No.)
 incorporation)


901 West Walnut Hill Lane, Irving, Texas                    75038-1003
--------------------------------------------------------------------------------
(Address of principle executive offices)                    (Zip code)


Registrant's telephone number, including area code:       (972) 580-4000
--------------------------------------------------------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Businesses Acquired

               None.

          (b)  Pro Forma Financial Information

               None.

          (c)  Exhibits

               99.1  Press Release of Zale Corporation issued November 18, 2003.

Item 12. Results of Operations and Financial Condition

     On November 18, 2003, Zale Corporation issued a press release reporting its financial results for its fiscal quarter ended October 31, 2003. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

     The information set forth under this Item 12 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                  EXHIBIT INDEX
                                  -------------

99.1              Press Release of Zale Corporation issued November 18, 2003.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                ZALE CORPORATION
--------------------------------------------------------------------------------
                                   Registrant


Date:    November 18, 2003                         By: /s/ Cynthia T. Gordon
--------------------------------------------------------------------------------
                                                   Cynthia T. Gordon
                                                   Senior Vice President,
                                                   Controller
                                                   (principle accounting officer
                                                   of the registrant)




________________________________________________________________________________